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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): September 8, 2000


                               AMB PROPERTY, L.P.
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             (Exact name of registrant as specified in its charter)


            Delaware                          001-14245                    94-3285362
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 (State or other jurisdiction of      (Commission File Number)           (I.R.S. Employer
         Incorporation)                                               Identification Number)
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             505 Montgomery Street, San Francisco, California 94111
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               (Address of principal executive offices) (Zip Code)


                                  415-394-9000
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              (Registrants' telephone number, including area code)

                                       n/a
                    ----------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5  OTHER EVENTS.

        On September 8, 2000, we priced $25 million aggregate principal amount of our senior unsecured notes under the medium-term note program that we commenced on August 15, 2000. These notes were issued in addition to and were combined with the $30 million aggregate principal amount of senior unsecured notes that we issued on August 18, 2000. The additional $25 million aggregate principal amount of notes were sold to Morgan Stanley Dean Witter, as principal, with a settlement date of September 13, 2000 and have the same maturity date, interest rate and other terms as the initial $30 million aggregate principal amount of notes. AMB Property Corporation, our general partner, has guaranteed the full $55 million aggregate principal amount of senior unsecured notes.

        After deducting Morgan Stanley's .600% commission and including
$137,586.81 of accrued interest from August 18, 2000, the date of issuance of the initial $30 million of notes, to September 13, 2000, the date of delivery of the $25 million aggregate principal amount of notes, we received net proceeds of $24,987,586.81. We intend to use these net proceeds for general corporate purposes, which may include the partial repayment of indebtedness, including amounts outstanding under our unsecured credit facility, and the acquisition or development of additional properties.

FORWARD LOOKING STATEMENTS

        Some of the information included in this report contains forward-looking statements, such as statements pertaining to the use of proceeds from the sale of the notes. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events.
The events or circumstances reflected in forward-looking statements might not occur. You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "seeks,"
"approximately," "intends," "plans," "pro forma," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this report or the dates indicated in the statements.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              AMB Property, L.P.
                                                 (Registrant)

                                       By:    AMB Property Corporation,
                                              its General Partner

Date:   September 15, 2000                    By: /s/ Tamra Browne
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                                                   Tamra Browne
                                                   Vice President and
                                                   General Counsel



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